CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.3

LICENSE AGREEMENT
BETWEEN
CYDEX PHARMACEUTICALS, INC.
AND
CURX PHARMACEUTICALS, INC.
DATED: August 12, 2013

TABLE OF CONTENTS
Section    Title    Page

1.	DEFINITIONS. 1

2.	GRANT OF RIGHTS. 5

3.	MANUFACTURE AND SUPPLY OF CAPTISOL. 8

4.	COMPENSATION. 8

5.	RECORDS; REPORTS; AUDIT. 10

6.	DEVELOPMENT AND COMMERCIALIZATION BY COMPANY. 11

7.	REGULATORY MATTERS. 13

8.	CONFIDENTIALITY. 14

9.	REPRESENTATIONS AND WARRANTIES. 16

10.	INDEMNIFICATION. 18

11.	LIMITATION OF LIABILITY. 19

12.	MANAGEMENT OF INTELLECTUAL PROPERTY. 20

13.	TERM AND TERMINATION. 21

14.	GENERAL PROVISIONS. 22
TABLE OF EXHIBITS
Exhibit    Title    Page
A.    LICENSED CAPTISOL PATENTS    A-1

i

LICENSE AGREEMENT
THIS LICENSE AGREEMENT (this “Agreement”) is made this 12th day of August, 2013 (the “Effective Date”) between:
CYDEX PHARMACEUTICALS, INC., a Delaware corporation, with offices at 11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037 (“CyDex”); and
CURX PHARMACEUTICALS, INC., a Delaware corporation, with offices at 3210 Merryfield Row, San Diego, CA 92121 (“Company”).
RECITALS
WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;
WHEREAS, CyDex is the exclusive supplier of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;
WHEREAS, Company desires to obtain an exclusive license to use the Captisol® patented drug formulation system in connection with its development and commercialization of one or more Licensed Products (defined below) and CyDex is willing to grant such an exclusive license to Company under the terms and conditions set forth herein; and
WHEREAS, CyDex desires to sell Captisol® to Company, and Company desires to purchase Captisol® from CyDex, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”);
NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:
1.DEFINITIONS.
For the purposes of this Agreement, the following terms shall have the meanings as defined below:
“Adverse Event” means any undesirable medical occurrence in a patient or clinical investigation subject administered Captisol or a Licensed Product (whether or not necessarily having a causal relationship with Captisol or a Licensed Product).
“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at least [***]% of the voting securities or other ownership interest of the relevant entity.
“Captisol” means [***]. CyDex supplies such material under the Captisol® brand.

[***]
“Captisol Data Package” means (i) all toxicology/safety and other relevant scientific safety data owned, licensed or developed by CyDex and its Affiliates relating to Captisol; (ii) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other Third Parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other Third Parties); and [***], in each case of (i), (ii) and (iii) above, solely to the extent directly relating to Captisol alone (and not in conjunction with a product formulation).
“Claim” has the meaning specified in Section 10.1.
“Company Indemnitees” has the meaning specified in Section 10.1.
“Competing Product” shall mean [***].
“Compound” means[***].
“Confidential Information” has the meaning specified in Section 8.1.
“Contract Manufacturer” has the meaning specified in Section 2.4.
“CyDex Indemnitees” has the meaning specified in Section 10.2.
“CyDex Data and Records” means all data, information, results, regulatory filings and records previously developed, created or otherwise in the possession of CyDex as of the Effective Date relevant or otherwise relating specifically to the research, development or registration of the Compound (or the Compound formulated with Captisol).
“CyDex Materials” means all quantities of the Compound (or the Compound formulated with Captisol) in CyDex’s possession or control as of the Effective Date.
“Disclosing Party” has the meaning specified in Section 8.1.
“DMF” means a Drug Master File (or similar dossier filed with an equivalent regulatory body in another country) for Captisol, as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA (or equivalent regulatory body in another country).
“FDA” means the United States Food and Drug Administration, or any successor thereto.
“Field” means the entire field of prevention, diagnosis and treatment of all human diseases and disorders via intravenous or intramuscular drug administration, [***].
“IND” means an Investigational New Drug application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.
“Indemnified Party” has the meaning specified in Section 10.4.

“Indemnifying Party” has the meaning specified in Section 10.4.
“Licensed Intellectual Property” means the Licensed Patents and the Licensed Know-How Rights.
“Licensed Know-How Rights” means, collectively, all trade secret and know-how rights of CyDex which relate to the formulation of the Compound with Captisol, including proprietary and confidential information contained in the Captisol Data Package.
“Licensed Patents” means all patents and patent applications in the Territory which cover Captisol and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Set forth in Exhibit A attached hereto is a list of the Licensed Patents as of the Effective Date.
“Licensed Product” means (a) a Compound combined with or formulated using Captisol for ultimate use in humans, or (b) a pharmaceutical composition that includes a Compound and that is developed with the assistance of or incorporates any then-confidential component of the Captisol Data Package.
“Losses” has the meaning set forth in Section 10.1.
“Marketing Approval” means final approval of an NDA by the FDA, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition), including all required marketing, pricing or reimbursement approvals; provided, that if any sale for use or consumption by a member of the general public of a Licensed Product has occurred in any country (or within any country within a region) in compliance with that country’s applicable laws, it shall be conclusively deemed for purposes of this Agreement that all required marketing, pricing and reimbursement approvals in such country and in such (entire) region have been obtained.
“Minnesota Agreement” means, [***].
“NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.
“Net Sales” means [***], less:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***];

(vi)	[***]; and

(vii)	[***].
Such amounts shall be determined from the books and records of Company and its Affiliates and Sublicensees, maintained in accordance with United States generally accepted accounting principles, consistently applied, or, in the case of foreign Sublicensees, similar accounting principles, consistently applied. [***].
“Non-Royalty Income” means [***].
“Notice of Termination” has the meaning specified in Section 13.3.
“Orphan Drug Designation” means official written designation from the FDA (or other applicable US regulatory body, if the FDA is no longer the applicable US regulatory body for making such designations for the purposes of the Orphan Drug Act) that a product has been granted special status under the Orphan Drug Act in connection with its use to treat a rare disease or condition.
“Phase III Clinical Trial” means any human clinical trial designed and intended to confirm with statistical significance the efficacy and safety of a Licensed Product as a basis for an NDA and to otherwise meet the requirements described under 21 C.F.R. §312.21(c) (as hereafter modified or amended) and any of its foreign equivalents.
[***]
“Quality Agreement” means any document developed, approved, and updated between CyDex and Company that sets forth the quality expectations, responsibilities, rights (including, as applicable and agreed upon, audit requirements) and requirements relating to the manufacture and supply of Captisol. Any such agreement may be amended from time to time by written agreement between the parties.
“Receiving Party” has the meaning specified in Section 8.1.
“Safety Agreement” has the meaning specified in Section 7.4.
“SEC” means the United States Securities and Exchange Commission.
“Study” has the meaning specified in Section 6.3.
“Sublicensees” has the meaning specified in Section 2.3.
“Term” has the meaning specified in Section 13.1.
“Territory” means the entire world.
“Third Party” means any person or entity or authority other than CyDex or Company or an Affiliate of either of them.
“Third Party Infringement” has the meaning specified in Section 12.3.

“Upstream Licensor has the meaning specified in Section 2.6.
“Valid Claim” means a claim which, but for the license granted hereunder, would be infringed by Company’s use, manufacture or sale of a Licensed Product in a country in the Territory, and which is covered by an issued and unexpired patent in such country included within the Licensed Patents which has not been held invalid or unenforceable by a decision of a court or governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid, canceled or unenforceable by the owner through re-issue, re-examination or disclaimer, opposition procedure, nullity suit, or otherwise or is not enforceable by virtue of applicable law in such country.
2.    GRANT OF RIGHTS.
2.1    License Grants from CyDex to Company.
(a)    Licensed Intellectual Property. Subject to the terms and conditions of this Agreement, including but not limited to payment of the amounts set forth in Section 4.1 below, CyDex hereby grants to Company an exclusive, nontransferable (except with respect to the assignment provision in Section 14.15) limited license during the Term under the Licensed Intellectual Property, solely to make, have made (pursuant to Section 2.4), develop, use, sell, offer for sale, import and export, or otherwise commercialize Licensed Products in the Territory in and for the Field. (No license, exclusive or nonexclusive, is granted hereunder under the Licensed Patents, except to so make, have made, use, sell, offer for sale and import the Licensed Products in the Territory in and for the Field.) Notwithstanding the foregoing, to the extent that any Licensed Intellectual Property is licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Company in the foregoing sentence shall be non-exclusive. For clarity, as CyDex is unable to grant Company any rights that it does not have, in the event that CyDex obtains a non-exclusive license from a Third Party (including without limitation being potentially non-exclusive as a result of rights inhering in the United States Government under Chapter 18, Title 35 of the United States Code and regulations thereunder (or otherwise) by virtue of the fact that the licensed invention was funded by the United States Government), then CyDex shall pass on such rights to Company hereunder via a license that grants rights that are to such extent non-exclusive. It is understood that all references in this Agreement to “licenses” from CyDex to Company (and other forms of the word “license”) include sublicenses from CyDex (as sublicensor) to Company (as sublicensee). Company may not make, use, sell, offer for sale, or import the Licensed Products for any other purposes than those granted to it in this Agreement. Company may not sublicense the Licensed Intellectual Property, except as expressly set forth in Sections 2.3 and 2.4 below.
(b)    Captisol Data Package. CyDex shall make its personnel reasonably available to Company and its Contract Manufacturers to respond to informational inquiries and provide technical assistance related to the Captisol Data Package.
(c)    Scope of Licenses. CyDex grants no licenses or rights to use other than as expressly set forth herein. Without limiting the generality of the foregoing, CyDex grants no rights to Company to manufacture, import, sell or offer for sale bulk Captisol; [***]. Licensee acknowledges that not all rights of CyDex related to Captisol are included within the rights licensed hereunder, given that CyDex shall supply Company’s requirements of Captisol for the Licensed Products. Company shall not attempt to reverse engineer, deconstruct or in any way determine the structure or composition of Captisol except as and to the extent reasonably required to determine an optimal formulation of the

Licensed Product, and such structure and composition of Captisol (as and if so determined) shall be considered Confidential Information of CyDex; [***]. CyDex shall not be liable to Company for violation of Company’s exclusive rights hereunder by parties which are not Affiliates or licensees of CyDex [***]. Company acknowledges and agrees that except as is expressly set forth in this Agreement [***].
2.2    Grant of License from Company to CyDex. Company hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Company’s and its Affiliates’ and Sublicensees’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol, any Captisol Improvement and products formulated with Captisol or any Captisol Improvement (other than the Licensed Products in the Field). If during the Term any of (a) Company, (b) Affiliates to whom Company has provided rights under the licenses granted to Company by CyDex pursuant to Section 2.1, or (c) Sublicensees pursuant to the practice of their respective sublicenses from Company under Section 2.3, file any patent application claiming any Captisol Improvement anywhere in the world, CyDex shall be deemed automatically to have a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the claims relating specifically to any Captisol Improvement to make, have made, use, market, distribute, import, sell, and offer for sale Captisol and all products formulated with Captisol (other than the Licensed Products in the Field during the Term). Company shall provide prompt notice of any Captisol Improvement.
2.3    Sublicensing. Company shall have the right to grant sublicenses (through one or more tiers of sublicenses) to its Affiliates and licensees of the Licensed Products (collectively “Sublicensees”) under the licenses granted to Company pursuant to Section 2.1; [***]. Other than as specifically provided in this Section 2.3 and Section 2.4, Company shall not have the right to grant sublicenses to any Third Party under the licenses granted pursuant to Section 2.1. Company shall ensure that all of its Sublicensees shall comply with the terms and conditions of this Agreement and Company shall be and remain fully responsible for the compliance by such Sublicensees with the terms and conditions of this Agreement as if such Sublicensees were Company hereunder.
2.4    Contracting. Company may manufacture the Licensed Products ([***]) or contract the manufacture of the Licensed Products ([***]) with Third Party manufacturers (collectively “Contract Manufacturers”). To the extent necessary to engage a Contract Manufacturer for a Licensed Product, Company shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Company pursuant to Section 2.1 solely for such purposes; [***]. Company shall ensure that all of its Contract Manufacturers shall comply with the terms and conditions of this Agreement and shall remain fully responsible for the compliance by such Contract Manufacturers with the terms and conditions of this Agreement as if such Contract Manufacturers were Company hereunder.
2.5    Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Company are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Company, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by Company to CyDex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that, as a licensee of such rights under this Agreement, CyDex shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.
2.6    Compliance with Upstream Licenses. [***]. In addition, CyDex represents and warrants that [***] to such Upstream Licensors and covenants that [***]. Furthermore, CyDex represents and warrants that [***].
2.7    Negative Covenants by CyDex.
(a)    During the Term (on a country-by-country basis), neither CyDex nor any of its Affiliates shall directly themselves, nor provide any Third Party any assistance whatsoever, nor grant any Third Party any right or license under any of the Licensed Intellectual Property to, research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit Licensed Products [***].
(b)    During the Term (on a country-by-country basis), neither CyDex nor any of its Affiliates shall supply Captisol to any Third Party (other than a Company designee) which it [***]. If during the Term (on a country-by-country basis), any such Third Party utilizes such Captisol (supplied by CyDex or any of its Affiliates) [***], CyDex shall immediately cease and cause its Affiliates and any other Third Party to immediately cease supplying Captisol to the offending Third Party for the duration of the Term or until (if sooner) assurances reasonably satisfactory to Company [***].
(c)    [***].
2.8    Technology Transfer.
For a period of [***] after the Effective Date, CyDex shall make its personnel available to Company and its contract manufacturer to respond to informational inquiries and provide technical assistance related to the Licensed Know-How Rights and the Captisol Data Package. Beginning on the earlier of (i) [***] after the first contact by Company or its contract manufacturer relating to the technology transfer or (ii) [***] after the Effective Date, Company shall compensate CyDex at the rate of [***] for the time of CyDex personnel incurred to provide such services or in the event that other services are requested and provided. Such technology transfer shall not include information related to the manufacture of bulk Captisol.
3.    MANUFACTURE AND SUPPLY OF CAPTISOL; TECHNOLOGY AND MATERIAL TRANSFER.
3.1    Captisol. The provisions of the Supply Agreement and any related Quality Agreement shall govern the manufacture and supply of Captisol for use in the formulation of the Licensed Products. Company acknowledges and agrees that, pursuant to the Supply Agreement, CyDex is the exclusive manufacturer of Captisol for Company and its Affiliates and Sublicensees and nothing set forth herein shall be deemed to grant Company or its Affiliates or Sublicensees the right to manufacture Captisol nor the right to contract the manufacture of Captisol to a Third Party.
3.2    [***].

(a)    Technology Transfer. CyDex shall use its reasonable commercial efforts to, as soon as reasonably practicable after the Effective Date, communicate and transfer to Company (as Confidential Information), at CyDex’s cost and expense, all CyDex Data and Records.
(b)    Material Transfer. CyDex shall use its reasonable commercial efforts to, as soon as reasonably practicable after the Effective Date, transfer to Company, at CyDex’s cost and expense, all CyDex Materials.
(c)    Ongoing. It is understood that other than the CyDex Materials, it shall be Company’s responsibility to obtain, at Company’s sole expense and from sources other than CyDex, all materials ([***]) needed by Company for its activities in connection with this Agreement; provided, that the foregoing is subject to Company’s obligation to purchase all Captisol from CyDex pursuant to the Supply Agreement.
4.    COMPENSATION.
4.1    Payments and Royalties for Licenses.
(d)    Intentionally left blank.
(e)    Milestone Payments. Within [***] following the occurrence of each and any of the milestone events listed below, Company shall provide written notice to CyDex of the achievement of such milestone event, accompanied by payment to CyDex of the applicable non-refundable milestone fee listed next to such event in further consideration of the rights granted Company hereunder. [***]. [***].

	Milestone	Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For the avoidance of doubt, Company and CyDex agree that [***].

(f)    Royalties.
(i)    In addition to amounts payable pursuant to Section 4.1(b) above, Company shall make royalty payments to CyDex [***] in an amount equal to [***] of the applicable Net Sales during [***]; provided that the royalty rate shall be [***] for the [***] million of [***] and shall be [***] for the [***] million of [***]. Company and CyDex agree to work in good faith to true up any over-payments or under-payments. Notwithstanding the royalty rates set forth in the first sentence of this subsection, the applicable royalty rate for any Net Sales of a Licensed Product which is not covered by a Valid Claim at the time of such sale shall be [***].
(ii)    In the event that a Licensed Product is commercialized in combination with one or more products which are themselves not Licensed Products under this Agreement for a single price, the Net Sales for such Licensed Product shall be calculated by [***].
(iii)    All royalties payable to CyDex pursuant to Section 4.1(c) shall be due and payable within [***] after the conclusion of [***], provided that within [***] after the conclusion of [***] Company may provide notice to CyDex of any adjustments necessary to account for any royalties which were overpaid or underpaid for such prior [***] (as determined from Company’s [***]), and the parties shall promptly true-up for any such adjustments which are mutually determined in good faith to be correct.
In establishing the royalty structure hereunder, the parties recognize, and Company acknowledges, the substantial value of the various obligations being undertaken by CyDex under this Agreement, in addition to the grant of the license under the Licensed Intellectual Property, to enable the rapid and effective market introduction of the Licensed Products. The parties have agreed to the payment structure set forth herein as a convenient and fair mechanism to compensate CyDex for these obligations.
4.2    Taxes. All amounts due hereunder exclude and shall be paid in full to CyDex without reduction for all applicable withholding, sales, use, and other taxes, and Company shall be responsible for payment of all such taxes (other than taxes based on CyDex’s income) and duties and any related penalties and interest, arising from the payment of amounts due under this Agreement. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Company to CyDex under this Agreement. To the extent Company is required to withhold taxes on any payment to CyDex, Company shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Company any tax forms that may be reasonably necessary in order for Company to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax. CyDex shall indemnify and hold Company harmless from and against any penalties, interest or other tax liability arising from any failure by Company (at the express request of CyDex) to withhold or by Company reduction (at the express request of CyDex) in its withholding.
4.3    Payments. Cumulative with and not exclusive of any and all other available remedies, payments that are not made when due hereunder, and which are not otherwise subject to a good faith dispute, shall accrue interest, from due date until paid, at a rate equal to [***]. All amounts due hereunder are stated in, and shall be paid in, U.S. Dollars. With respect to sales not denominated in U.S. Dollars,

Company shall convert the Net Sales from the applicable foreign currency into U.S. Dollars at the [***]. Based on the resulting sales in U.S. Dollars, the then applicable royalties shall be calculated.
5.    RECORDS; REPORTS; AUDIT.
5.1    Records. During the Term and for a period of [***] thereafter, Company shall, and shall require its Affiliates and Sublicensees to, maintain accurate records relating to Net Sales of the Licensed Products and clinical study subject enrollment for Studies.
5.2    Quarterly Financial Reports. Within [***] following the conclusion of [***] during the Term, Company shall provide CyDex with a written report with respect to such [***] that sets forth sales of the Licensed Products in the Territory during such [***] (on a Licensed-Product-by-Licensed-Product basis and on a country-by-country basis). Such report shall include Net Sales and royalties due for each Licensed Product.
(a)    Annual Milestone Reports. By [***] during the Term, Company shall provide CyDex with written reports that describe in reasonable detail Company’s progress made toward achievement of the milestones specified in Section 4.1(b) above during such [***] and set forth such other information regarding Captisol as mutually agreed upon by the parties. Company shall also provide [***] regarding any significant changes to the expected completion of any such milestones outlined in [***] or any change that may materially affect the Supply Agreement or orders placed thereunder.
5.3    Audit. Upon at least [***] advance written notice by CyDex, Company shall permit CyDex’s independent, Third Party certified public accountant, reasonably acceptable to Company, to have access during normal business hours to such of the records of Company as may be reasonably necessary to verify the royalty reports under Section 5.2(a) in respect of [***]. Except as described in the next paragraph, all such audits shall be conducted at the expense of CyDex and [***]. In the event such accountant concludes that additional payments of any kind as required by this Agreement were owed to CyDex during such period, the additional amounts shall be paid within [***] days of the date CyDex delivers to Company such accountant’s written report so concluding [***]. The fees charged by such accountant shall be paid by CyDex, unless the audit discloses that the amounts payable by Company for the audited period are more than [***] of the amounts actually paid for such period, in which case Company shall pay the reasonable fees and expenses charged by the accountant ([***]). In the event such accountant concludes that there was an overpayment by Company to CyDex during such period, at Company’s option, the overpayment shall be [***]. The independent certified public accountant shall keep confidential any information obtained during such inspection in accordance with the provisions set forth in Section 8 hereof and shall report to CyDex and Company only the amounts of Net Sales and royalties due and payable. The parties agree that all information subject to review under this Section 5.3 or under any sublicense agreement is the Confidential Information of Company and that CyDex shall cause its accountant to retain all such information in confidence.
6.    DEVELOPMENT AND COMMERCIALIZATION BY COMPANY.
6.1    Diligence. As between CyDex and Company, from and after the Effective Date Company shall be responsible for all non-clinical and clinical development of the Licensed Products, all commercialization of the Licensed Products, and all storage, handling and use of physical quantities of the Compound and/or the Compound formulated with Captisol (including, without limitation, the CyDex Materials). Notwithstanding the preceding sentence, Company agrees that, during the Term, it shall use, and shall require its Affiliates and Sublicensees to use, commercially reasonable efforts to develop the Licensed Products, to obtain Marketing Approvals in the Territory for the Licensed Products, and to market, promote, and sell Licensed Products thereafter in each country in which Marketing Approval is obtained. For clarity, Company shall be under no obligation to market a Licensed Product if it determines, in its reasonable business judgment, that such an effort is not commercially viable for Company. During the Term, Company shall, [***], provide to CyDex a detailed written update report of Company’s activities, progress and outlook in developing Licensed Products.
6.2    Costs and Expenses. Company shall be solely responsible for all costs and expenses related to its development and commercialization of the Licensed Products, including without limitation costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Products, and all commercialization of Licensed Products.
6.3    In Vivo Studies. If Company wishes to conduct any in vivo study (preclinical or clinical, in animals or in humans, each a “Study”) of a Licensed Product utilizing Captisol, the following provisions shall apply:
(d)    Dosing. Company shall not exceed the maximum allowable dosing levels of Captisol specified in CyDex’s then-current clinical dosing matrix (which shall be provided by CyDex to Company from time to time) without the written consent of CyDex.
(e)    Compliance with Laws. Company represents and warrants that each Study shall be performed in accordance with all applicable laws, regulations and requirements. Company shall provide or cause to be provided all appropriate warnings to participants enrolled in each Study and obtain or cause to be obtained appropriate documentation of informed consent from all participants in each such Study.
(f)    Adverse Events. Company agrees to immediately inform CyDex if any adverse effects are observed and ascribed to Captisol in any Study in accordance with Section 7.3 hereof. To accurately track adverse events and preserve the validity of each Study, Company agrees that, (i) for so long as CyDex is in compliance with the terms of the Supply Agreement and (ii) until the royalties are no longer due under this Agreement, it shall only use Captisol supplied by CyDex for each such Study conducted under the scope of this Agreement, and shall not use any other [***] supplied by a Third Party.
(g)    Reporting and Study Data. Within [***], Company shall provide to CyDex a summary of the data and results of each Study, if any, that pertain solely to Captisol, and subject to Section 8, Company hereby grants to CyDex a non-exclusive, royalty-free license (with the right to sublicense) to use and disclose such data solely as necessary for regulatory purposes, including without limitation to update the DMF for Captisol.
(h)    Responsibility. Company has the freedom to formulate and design each Study, and (as between Company and CyDex) Company is solely responsible for executing each Study; and so it is reasonable that, and the parties agree that, Company shall be solely responsible therefor and for any effects or consequences of the formulation, design and execution of each Study except to the extent any such effects or consequences result from the negligence or misconduct of CyDex.

(i)    Review of Regulatory Filings and Publications. At least [***] before a submission of any proposed written publication material or regulatory submission (which shall be subject to the restrictions of Section 8 hereof), Company shall provide to CyDex for CyDex’s review and comment a copy of any proposed written publication, material or regulatory submission reporting results of a Study where such publication material refers to Captisol ([***]). Company shall give due consideration and reasonably incorporate any input that CyDex provides regarding Captisol ([***]).
6.4    Right of Reference. Company shall have the right to reference the DMF solely in connection with Company’s regulatory filings (including INDs, NDAs, etc.) submitted in connection with obtaining Marketing Approval for a Licensed Product. CyDex shall use reasonable commercial efforts to keep its DMF in good standing throughout the Term.
6.5    Access to Company’s Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on Captisol alone (and not in conjunction with a Licensed Product) by Company, its Sublicensees or Affiliates, at no cost to CyDex. Upon request by CyDex, Company shall either provide CyDex, at CyDex’s sole expense, with a copy of all such data or shall make such data accessible to CyDex at times and locations reasonably agreeable to CyDex and Company subject to the provisions of Section 8.
6.6    Insurance. During the Term and for [***] years thereafter, Company shall obtain and maintain, at its own cost and expense, commercial general liability insurance and product liability insurance in amounts, that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities (as indicated to Company by its insurance advisors), with CyDex identified as an additional named insured. It is understood and agreed that this insurance shall not be construed to limit Company’s liability with respect to its indemnification obligations hereunder. Company shall provide to CyDex upon request a certificate evidencing the insurance Company is required to obtain and keep in force under this Section 6.6.
7.    REGULATORY MATTERS.
7.1    Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Company shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Products, provided CyDex shall reasonably cooperate with Company with respect to any interactions with regulatory authorities concerning Captisol. Company shall provide CyDex with copies of the portions of all regulatory submissions containing [***] and shall allow CyDex to review and comment upon said submissions. The contents of each such submission shall be deemed to be Confidential Information of Company, subject to the terms and provisions of Section 8 below. Company shall promptly inform CyDex of meetings with the FDA (or other regulatory agencies in the Territory) regarding [***]. If Company submits written responses to the FDA that include [***]. If CyDex reasonably objects to the contents of such written responses relating to Captisol, the parties agree to cooperate in working toward a reasonable and mutually agreeable response; [***].
7.2    Material Safety. CyDex shall provide Company, in writing, from time to time, with (a) relevant material information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. Notwithstanding the foregoing or anything in this Agreement to the contrary, Company is solely responsible for (i) use of all documentation provided by CyDex, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency in the Territory, (ii) document control and retention, and (iii) determining the suitability of any documentation provided by CyDex hereunder for use in any regulatory submission.
7.3    Adverse Event Reporting. Company shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Licensed Product-related, which occurs or worsens following administration of Captisol or Licensed Product. Each party shall provide the other with copies of all reports it obtains (either directly or through any Sublicensee or licensee) of any adverse event which is serious (e.g., any such adverse event involving Captisol or the Licensed Product that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which such party has reason to believe are associated with Captisol within [***] following (i) submission of any such report to any regulatory agency, or (ii) receipt from such party’s Sublicensee, licensee, co-marketer or distributor of any such report to any regulatory agency. Company shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting Captisol. Reports from Company shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to Chief Executive Officer, CyDex, at the address set forth in Section 14.7. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by Company, CyDex or any other Affiliate, Sublicensee, sublicensee, co-marketer or distributor of CyDex or Company.
7.4    Safety Agreement. Upon request by Company, CyDex shall negotiate in good faith a separate safety agreement (the “Safety Agreement”), for each proposed Licensed Product, at least [***] before submission of an IND related to such proposed Licensed Product (or, for any proposed Licensed Products for which the IND was submitted before the Effective Date, then as soon as practicable after the Effective Date). The Safety Agreement would be anticipated to provide details related to the management of serious Adverse Events that occur during clinical trials, including safety issues rising from pre-clinical research and other safety and reporting practices and procedures, detailing obligations related to the development and commercialization of the Licensed Product in compliance with all applicable laws, rules, and regulations.
8.    CONFIDENTIALITY.
8.1    Definition. Company and CyDex each recognizes that during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information shall be governed by the provisions of this Section 8. Neither Company nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and which reasonably ought to have been understood to be confidential and/or non-public information at the time disclosed to the Receiving Party, or which is designated in writing by the Disclosing Party as “Confidential” (or equivalent), or which when disclosed orally to the Receiving Party is declared to be confidential by the Disclosing Party and is so confirmed in a writing delivered to the Receiving Party within [***] of such oral disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package.
8.2    Obligation. CyDex and Company agree that they will disclose the other party’s Confidential Information to its own (or its 100% stockholder’s, or with respect to Company, its Sublicensees’) officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Except as set forth in the foregoing sentence, neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent. In all events, however, any and all disclosure to a Third Party shall be pursuant to the terms of a non-disclosure/nonuse agreement no less restrictive than this Section 8. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Upon expiration or termination of this Agreement, each party, upon the other’s request, shall return or destroy (at disclosing party’s discretion) all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within [***] of the request, except for [***].
8.3    Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by competent evidence:
(i)    at the time of disclosure is in the public domain;
(ii)    after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;
(iii)    at the time of disclosure is already in the Receiving Party’s possession, and such prior possession can be properly demonstrated by the Receiving Party, with the exception of Confidential Information exchanged between parties before the execution of this Agreement;
(iv)    is made available to the Receiving Party by an independent Third Party without obligation of confidentiality; provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said Third Party, directly or indirectly, from the Disclosing Party hereunder; or
(v)    is independently developed by an employee of the Receiving Party not accessing or utilizing the Disclosing Party’s information.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the SEC or in the course of arbitration or litigation; provided, however, that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.
8.4    Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.
8.5    Third Party Information.
(a)    Company acknowledges that CyDex’s Confidential Information and DMF include information developed by [***] that is confidential to both CyDex and [***]. Only to the extent that confidential information of [***] is disclosed to Company hereunder, and only as required by CyDex’s pre-existing contractual obligations to [***], then [***] is a limited third party beneficiary of only this Section 8 of this Agreement and may seek remedies pursuant to it, but only in accordance with its terms.
(b)    The parties acknowledge that the defined term “Confidential Information” shall include not only a Disclosing Party’s own Confidential Information but also Confidential Information of a Third Party which is in the possession of a Disclosing Party. Both parties agree not to disclose to the other party any Confidential Information of a Third Party which is in the possession of such party, unless the other party has given an express prior written consent (which specifies the owner of such Confidential Information) to receive such particular Confidential Information.
8.6    Public Announcements. The parties shall mutually agree on any press release to be issued upon execution of this Agreement; such release to include, at CyDex’s sole discretion, a description of the milestones and royalty obligations of this Agreement. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement shall submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon.
9.    REPRESENTATIONS AND WARRANTIES.

9.1    Mutual Representations and Warranties. Each party represents and warrants to the other that, as of the Effective Date:
(iv)    it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;
(v)    it has the full power and right to enter into this Agreement and to perform its obligations hereunder;
(vi)    this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;
(vii)    the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;
(viii)    all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;
(ix)    no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents, or, with respect to Company, because of any act by its Affiliates or Sublicensees; and
(x)    it has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other party pursuant to this Agreement.
9.2    CyDex Representations and Warranties. CyDex hereby represents and warrants to Company as follows:
(vi)    that it has no knowledge of any unsettled past or current, and has not received notice of any threatened, patent, trade secret or other intellectual property dispute with any Third Party that actually or is reasonably likely to have a material adverse effect on the Licensed Intellectual Property;
(vii)    the Licensed Intellectual Property are not subject to any outstanding injunction, judgment order, ruling or charge and CyDex knows of no pending or threatened claim or action which challenges the validity, legality, enforceability or use of the Licensed Intellectual Property;
(viii)    to CyDex’s knowledge, CyDex has the full right, power and authority to grant all of the licenses granted to Company under this Agreement;

(ix)    as of the Effective Date, CyDex has not granted to any Third Party any license to any of the Licensed Intellectual Property which conflicts with the exclusive license hereunder; and
(x)    to CyDex’s knowledge, through the Effective Date CyDex has filed and maintained with the appropriate regulatory authorities in all major countries in the Territory all permits, licenses, regulatory filings (including the DMF) and approvals related to Captisol and the manufacture and sale thereof, necessary for CyDex to carry out its obligations and for Company to exercise its rights under this Agreement and the Supply Agreement.
9.3    Disclaimer. The warranties set forth in this Section 9 above are provided in lieu of, and each party hereby disclaims, all other warranties, express and implied, relating to the subject matter of this Agreement, Captisol, the Licensed Intellectual Property, or the Licensed Products, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, title and non-infringement of third party rights. Each party’s warranties under this Agreement are solely for the benefit of the other party and may be asserted only by the other party and not by any Affiliate, Sublicensee or any customer of the other party, its Affiliates or Sublicensees. Each party, its Affiliates and Sublicensees shall be solely responsible for all representations and warranties that it, its Affiliates or Sublicensees make to any customer of such party, its Affiliates or Sublicensees.
10.    INDEMNIFICATION.
10.1    By CyDex. CyDex shall defend, indemnify and hold Company and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees (collectively, the “Company Indemnitees”), harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses of attorneys and other professionals) (collectively, “Losses”) incurred by the Company Indemnitees as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of (i) CyDex’s breach of this Agreement or the Supply Agreement, including without limitation any of its representations and warranties set forth herein or therein; (ii) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex, its Affiliates, distributors, licensees or agents (for clarity, such terms shall not include Company in any event); (iii) infringement of a Third Party’s intellectual property rights in connection with the Company’s use of Captisol; (iv) interactions and communications by CyDex, its Affiliates, manufacturers, distributors or agents with governmental authorities, physicians or other Third Parties relating to Captisol, including the Captisol Data Package; or (v) the grossly negligent or willful misconduct of CyDex or its Affiliates or any of their respective officers, directors, employees or agents; all except to the extent that such Losses are primarily caused by a Company Indemnitee’s breach of this Agreement, gross negligence or willful misconduct.
10.2    By Company. Company shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees (collectively, the “CyDex Indemnitees”), harmless from and against any and all Losses incurred by the CyDex Indemnitees as a result of any Claim by a Third Party, to the extent such Losses arise out of: (i) Company’s breach of this Agreement or the Supply Agreement, including without limitation any of its representations and warranties herein or therein; (ii) any Study conducted by or on behalf of Company (whether before or after the Effective Date); (iii) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Licensed Products by Company, its Affiliates, Sublicensees, Contract Manufacturers, distributors or agents (for clarity, such terms shall not include CyDex in any event); (iv) infringement of a Third Party’s intellectual property rights in the making, having made, using, selling, offering for sale and importing of Licensed Products, but only to the extent that any such infringement Claim is unrelated to Captisol; (v) interactions and communications by Company, its Affiliates, Sublicensees, distributors or agents with governmental authorities, physicians or other Third Parties relating to Licensed Products and/or Captisol; or (vi) the grossly negligent or willful misconduct of Company or its Affiliates, Sublicensees, Contract Manufacturers, distributors or agents or any of their respective officers, directors, managers, employees or agents; all except to the extent that such Losses are primarily caused by a CyDex Indemnitee’s breach of this Agreement, gross negligence or willful misconduct.
10.3    Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnifying Party.
10.4    Procedure. The party intending to claim indemnification under this Section 10 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification (provided, that no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency), and the Indemnifying Party shall assume the defense thereof (with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party) whether or not such Claim is rightfully brought; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnified Party, unless the Indemnifying Party does not assume the defense or unless a representation of both the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to the actual or potential differing interests between them, in which case the reasonable fees and expenses of counsel retained by the Indemnified Party shall be paid by the Indemnifying Party. (Provided, that in no event shall the Indemnifying Party be required to pay for more than one separate counsel no matter the number or circumstances of all Indemnified Parties.) The Indemnified Party, and its employees and agents, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim. The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.
Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim.
11.    LIMITATION OF LIABILITY.
EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCTS OR THE LICENSED INTELLECTUAL PROPERTY, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY SHALL HAVE NO REMEDY, AND EACH PARTY SHALL HAVE NO LIABILITY, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SUPPLY AGREEMENT. EXCEPT WITH RESPECT TO THE INDEMNIFICATION SPECIFICALLY PROVIDED IN SECTION 10, A BREACH OF SECTION 2.7 OR CLAIMS FOR NON-PAYMENT OF MILESTONES OR ROYALTIES DUE HEREUNDER, [***]. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY [***].
12.    MANAGEMENT OF INTELLECTUAL PROPERTY.
12.1    Ownership.
(c)    Existing and Acquired Rights. Each party shall maintain its ownership and other rights with respect to intellectual property owned or controlled by such party before the Effective Date. Each party shall own any intellectual property acquired by such party outside of this Agreement after the Effective Date.
(d)    New Rights. The ownership of discoveries, inventions, improvements and other technology, whether or not patentable, made by Company’s and/or CyDex’s personnel and related to the subject matter of this Agreement shall be determined in accordance with US patent law and state intellectual-property law, as applicable.
12.2    Prosecution and Maintenance.
(a)    Existing Rights (Licensed Patents). During the Term CyDex shall conduct the maintenance, [***]. Each party shall reasonably cooperate with the prosecuting party in connection with its prosecution and maintenance activities at the prosecuting party’s request and expense, including by making scientists and scientific records reasonably available to the prosecuting party.
(b)    New Rights. The parties shall cooperate to take whatever, if any, reasonable actions they mutually agree upon in writing and in their respective discretion to prosecute patent applications and maintain patents covering rights which are jointly owned in accordance with

Section 12.1(b). Such agreement shall include actions to be taken by each party and the allocation of expenses related to such action. Neither party shall seek patent protection covering such rights without such agreement.
(c)    For the avoidance of doubt, subject to Sections 12.2(a) and (b) each party shall be [***].
12.3    Infringement by Third Parties.
(a)    Each party shall promptly notify the other party in writing of any actual or threatened infringement, misappropriation or other violation by a Third Party of any Licensed Intellectual Property in the Field and in the Territory (“Third Party Infringement”) of which it becomes aware.
(b)    Existing Rights (Licensed Patents). CyDex shall have the right (but not the obligation), at its own expense, to initiate and control any action to enforce the Licensed Patents against any Third Party Infringement and may name Company as a party plaintiff solely to the extent required to maintain standing; [***]. [***]. Company shall give CyDex timely notice of any proposed settlement of any such action instituted by Company. Any recoveries resulting from an action relating to a claim of Third Party Infringement of the Licensed Patents (including any recoveries resulting from settlement) shall be [***].
(c)    New Rights. The parties shall cooperate to take whatever, if any, action they mutually agree upon in writing and in their respective discretion against the alleged infringer of rights which are jointly owned in accordance with Section 12.1(b). Such agreement shall include actions to be taken by each party and the allocation of expenses and recoveries related to such action. Neither party shall take any such action against the alleged infringer without the written consent of the other party.
(d)    For the avoidance of doubt, subject to Sections 12.3(a), (b) and (c), each party shall be solely responsible for all decisions and actions pertaining to the enforcement of patents owned solely by such party.
13.    TERM AND TERMINATION.
13.1    Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect thereafter on a country-by-country and Licensed Product-by-Licensed Product basis until the later of [***].
13.2    Termination for Convenience. Company may terminate this Agreement at its election, upon [***] prior express written notice to CyDex. CyDex may terminate this Agreement, upon express written notice to Company in the event that the [***]. If this Agreement is terminated pursuant to this Section 13.2, within [***] after such termination Company shall pay to CyDex all payments owing at the date of termination.
13.3    Termination for Breach. If either party should materially violate or fail to perform any material term or covenant of this Agreement, then the other party may give written notice of such default to such party. If such party should fail to cure such default within [***] (or [***] with respect to any payment obligation not otherwise subject to a good faith dispute) after such notice, the other party shall have the right to terminate this Agreement by a second written notice (a “Notice of Termination”) to such party. If Notice of Termination is sent to such party, this Agreement shall automatically terminate on the effective date of such notice. The parties agree that any failure by Company to pay when due (subject to the [***] cure period) [***] of such portion of any amount of money owing from Company to CyDex as is not disputed in good faith by Company shall conclusively be deemed to constitute a “material” breach.
13.4    Termination for Bankruptcy. Either party may terminate this Agreement immediately upon written notice to the other party in the event that the other party has a petition in bankruptcy filed against it that is not dismissed within [***] of such filing, files a petition in bankruptcy, or makes an assignment for the benefit of creditors.
13.5    Termination of the Supply Agreement. If the Supply Agreement is terminated in accordance with its terms (except a termination of the Supply Agreement by Company for CyDex’s material breach), CyDex shall have the right to terminate this Agreement with [***] prior written notice to Company.
13.6    Effect of Termination.
(a)    Following the termination by Company under Section 13.2 or by CyDex for Company’s breach under Section 13.3, all rights granted to Company herein shall immediately terminate and each party shall promptly return all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder, except for one archival copy (and such electronic copies that exist as part of the receiving party’s computer systems, network storage systems and electronic backup systems) of such materials solely to be able to monitor its obligations that survive under this Agreement.
(b)    Upon the natural expiration of the Term as to a country, the licenses granted in Section 2.1 shall become perpetual, fully paid-up and royalty-free as to such country.
13.7    Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated or obviously intended to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Company of its obligation to pay CyDex, subject to the terms herein, (i) royalties for Licensed Products sold by Company, its Affiliates or Sublicensees, arising under Section 4.1(c), or (ii) sums due in respect of Captisol shipped before termination or expiration of this Agreement. Sections 2.2 (Grant of License from Company to CyDex), 4.2 (Taxes), 4.3 (Late Payments), 5 (Records; Reports; Audit), 6.3(d) (Reporting and Study Data), 6.5 (Access to Company’s Data), 7.3 (Adverse Event Reporting), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 12 (Management of Intellectual Property), 13 (Term and Termination), and 14 (General Provisions) shall survive termination or expiration of this Agreement.
14.    GENERAL PROVISIONS.
14.1    Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-

employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other. During the [***], Company shall not solicit, induce, encourage or attempt to induce or encourage any employee of CyDex to terminate his or her employment with CyDex or to breach any other obligation to CyDex; provided, that this sentence is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.
14.2    Compliance with Law. Company agrees that use of the Licensed Intellectual Property and Captisol by it and its Affiliates and Sublicensees, and the manufacture, handling, marketing, sale, distribution and use of Licensed Products, shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection. CyDex agrees that its manufacture, handling, marketing, sale, distribution and use of Captisol hereunder shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection.
14.3    Arbitration.
(a)    Procedure. Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in San Diego, California. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Company. If CyDex and Company cannot agree on a single arbitrator within [***] after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Company shall appoint an arbitrator, the two (2) arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.3(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, [***].
(b)    Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.
(c)    Interim Equitable Relief. Each party shall, in addition to all other remedies accorded by law (or in equity) and permitted by this Agreement, be entitled to equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests. Neither party shall commence any court proceeding or action against the other to resolve any dispute, except (i) to enforce an arbitral award rendered pursuant to this Section 14.3, or (ii) for such interim injunctive relief.
(d)    Binding Effect. The provisions of this Section 14.3 shall survive any expiration or termination of this Agreement, and shall be severable and binding on the parties hereto,

notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.
14.4    Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear all costs and expenses associated with the performance of such party’s obligations under this Agreement.
14.5    Further Assurances. The parties hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.
14.6    Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party and not reasonably preventable using industry standard practices, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, sabotage, accident, embargo, act of governmental authority, compliance with governmental order on national defense requirements, or inability due to general industry wide shortages to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue, shall use reasonable commercial efforts to cure and remedy such non-performance and the time for performance shall be extended for a number of days equal to the duration of the force majeure, and the parties shall meet promptly to determine an equitable solution to the effects of such event.
14.7    Notices. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, sent by certified mail, postage pre-paid, or transmitted by email or by express courier service to the party to which it is directed at its physical or email address shown below or such other physical or email address as such party shall have last given by notice to the other party in accordance with this Section 14.7:

If to CyDex, to:
CyDex Pharmaceuticals, Inc.
c/o Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: Vice President and Secretary
Email: cberkman@ligand.com

If to Company, to: CURx Pharmaceuticals, Inc. [***] [***] Attention: Chief Executive Officer Email: [***]
With a copy to: Ligand Pharmaceuticals Incorporated 11119 North Torrey Pines Road, Suite 200 La Jolla, CA 92037 Attention: General Counsel Email: cberkman@ligand.com	Agiletic Law group, PC 10935 Vista Sorrento Parkway, #370 San Diego, CA 92130 Attention : James Cartoni Email : jim@agiletic.com

If sent by overnight courier, [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.
14.8    Use of Name. Neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose, except as may be required by applicable law or regulation or with the written approval of the other party, such approval not to be unreasonably withheld.
14.9    Public Announcements. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, such permission not to be unreasonably withheld, except as may be required by law or required by the rules of an applicable US national securities exchange or as permitted by Section 14.8. The parties agree that a party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the SEC (or equivalent foreign agency), or taxing authorities, to the extent required by law after complying with the procedure set forth in this Section 14.9.
14.10    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and the Supply Agreement and transactions hereunder and thereunder.
14.11    Entire Agreement; Amendment. This Agreement and the Supply Agreement and all Exhibits attached hereto or thereto contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex and Company relating to the subject matter hereof and thereof. Notwithstanding the foregoing, any confidential information which was disclosed under such prior agreements shall remain confidential and shall be subject to the nondisclosure and nonuse provisions set forth in Section 8 of this Agreement. This Agreement may not be amended unless agreed to in writing by both parties.
14.12    Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to CyDex and Company and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.
14.13    Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.
14.14    Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision). This Agreement shall not be invalidated by any future determination that any or all of the Licensed Patents have expired or been invalidated.
14.15    Assignment. Neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any Third Party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign in whole or in part its rights and/or delegate in whole or in part its obligations under this Agreement to an Affiliate or to any Third Party successors (including with respect to Company, Third Party successors to one or more Licensed Products), whether by way of merger, sale of assets to which this Agreement relates, sale of stock or otherwise, without prior written consent, and CyDex may without prior written consent assign CyDex’s future titles, rights and obligations under this Agreement to [***]. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of the terms and obligations of this Agreement by any assignee, and the assignee must expressly assume (for the express benefit of the party hereto which is not the assignor) the performance of the terms and obligations of this Agreement by such assignee; provided that this sentence shall not apply to an assignment of CyDex’s future titles, rights and obligations under this Agreement to [***]. Any assignment not in accordance with this Section 14.15 shall be void.
14.16    No Implied License. No right or license is granted to Company hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by CyDex or its Affiliates, except by an express license granted hereunder.

14.17    Third Party Beneficiaries. Except as set forth in Section 14.23 hereof and except for the rights of Indemnified Parties pursuant to Section 10 hereof, and subject to Pfizer’s rights under Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Company or a Company Indemnitee, and not Sublicensees (unless otherwise a Company Indemnitee).
14.18    Remedies Cumulative; Right of Set-Off. Except as provided in Section 11, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity. Notwithstanding anything to the contrary in this Agreement, Company shall not have a right to set-off any royalties, milestones or other amount due to CyDex under this Agreement and/or the Supply Agreement against any damages incurred by Company for a breach by CyDex of this Agreement and/or the Supply Agreement.
14.19    Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against any party because that party or its attorney drafted the provision.
14.20    Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.
14.21    Construction. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, and (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import.
14.22    Counterparts. This Agreement may be executed in counterparts (facsimile and electronic transmission included), each of which shall constitute an original document, but both of which shall constitute one and the same instrument.
14.23    [***]. In addition to and not in derogation of its obligations to and agreements with CyDex as set forth herein, Company hereby agrees, for the benefit of CyDex and separately for the benefit of the [***].
[Remainder of this page left blank intentionally]

IN WITNESS WHEREOF, the parties have executed this License Agreement as of the Effective Date.
CYDEX PHARMACEUTICALS, INC.
By:    /s/ Charles Berkman
Name:    Charles Berkman
Title:    Vice President and Secretary
CURX PHARMACEUTICALS, INC.
By:    /s/ Dinendra Sen
Name:    Dinendra Sen
Title:    Chief Executive Officer

EXHIBIT A
LICENSED CAPTISOL PATENTS

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Country	Filing Date	Application No.	Patent No.	Expiration Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

PATENTS CONTINUED

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Country	Filing Date	Serial No.	Patent No.	Expiration Date
[***]	[***]	[***]
[***]	[***]	[***]
[***] [***]	[***]	[***]
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PATENTS CONTINUED

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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

PATENTS CONTINUED

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Country	Filing Date	Application No.	Patent No.	Expiration Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PATENTS CONTINUED

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Country	Filing Date	Application No.	Patent No.	Expiration Date
[***]	[***]	[***]
[***]	[***]	[***]